UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 3, 2024

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COVENANT LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-42192	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy, Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVLG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2023, the Compensation Committee of the Board of Directors (the “Board”) of Covenant Logistics Group, Inc., a Nevada corporation (the “Company”), approved a short-term cash incentive plan, effective January 1, 2025, for David R. Parker, M. Paul Bunn, and James S. Grant (the “2025 Executive Bonus Program”). Under the 2025 Executive Bonus Program, the bonus targets, expressed as a percentage of year-end annualized base salary, are as follows:

	Named Executive Officer	Bonus Target
	David R. Parker	100.0%
	M. Paul Bunn	100.0%
	James S. Grant	70.0%

Under the 2025 Executive Bonus Program, Messrs. Parker, Bunn, and Grant are eligible to earn up to 150% of their bonus target upon the attainment of certain adjusted earnings per share goals and up to 25% of their bonus target upon the attainment of a certain projects relating to strategic equipment, safety, and information technology projects.

Item 8.01	Other Events.

On December 6, 2024, the Company announced that the Board has declared a two-for-one stock split of the Company’s Class A common stock and Class B common stock to make its stock more accessible to investors and employees. The stock split will be effected by means of a stock dividend to the holders of record of the Company’s Class A common stock and Class B common stock as of the close of business on December 20, 2024, the record date for the dividend. The dividend is expected to be distributed after the close of trading on December 31, 2024. Trading is expected to commence on a split-adjusted basis at market open on January 2, 2025.

The Company issued a press release announcing the stock split. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	99.1	Covenant Logistics Group, Inc. press release dated December 6, 2024, announcing a two-for-one stock split.
	104	Cover Page Interactive Data File.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT LOGISTICS GROUP, INC.
(Registrant)

Date: December 9, 2024	By:	/s/ James S. Grant
James S. Grant
Executive Vice President and Chief Financial Officer